                             THE VANTAGEPOINT FUNDS

      Supplement dated October 22, 2002 to the Prospectus dated May 1, 2002

This supplement provides new information in addition to that contained in the Prospectus dated May 1, 2002 and should be read in conjunction with that Prospectus.

At a meeting held on September 30, 2002, the Board of Directors of The Vantagepoint Funds hired Artisan Partners Limited Partnership as a subadviser to the International Fund and terminated the subadvisory agreements with Lazard Asset Management and T. Rowe Price International, Inc.

Therefore, the following information should be read together with that located on page 31 of the Prospectus under the section entitled "International Fund - Investment Subadvisers."

Artisan Partners Limited Partnership, ("Artisan Partners"), Milwaukee, Wisconsin, seeks to achieve the Fund's investment objective of long-term capital growth and diversification by country, by using fundamental analysis to identify stocks of individual non-U.S. companies that Artisan Partners believes have sustainable growth, dominant industry positions, excellent management, attractive valuations and offer long-or short-term growth opportunities. Mark Yockey, a managing director of Artisan Partners, serves as portfolio manager for the Fund. He joined Artisan Partners in 1995 and has worked in the investment management industry since 1981.

The information about T. Rowe Price International, Inc. and Lazard Asset Management is deleted.

                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                             THE VANTAGEPOINT FUNDS

Supplement dated October 22, 2002 to the Statement of Additional Information
                                dated May 1, 2002

This supplement provides new information beyond that which is contained in the Statement of Additional Information dated May 1, 2002 and should be read in conjunction with that Statement of Additional Information. This supercedes the supplement to the Statement of Additional Information dated July 17, 2002

The section entitled "FUND POLICIES AND INVESTMENT LIMITATIONS" is amended to include the following non-fundamental policies:

Each Index Fund will provide shareholders with at least 60 days' prior notice of any change to the Index Fund's non-fundamental policy to invest, under normal circumstances, at least 90% of the value of its net assets in an appropriate Master Portfolio. The US Government Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund also will provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the US Government Securities Fund's assets in U.S. Government Securities, 80% of the Equity Income Fund's net assets in equity securities and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The section entitled "MANAGEMENT OF THE FUND- Information About the Officers and Directors - Compensation" has been amended to read as follows:

Directors will be paid a quarterly retainer of $1,000 for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter except, the chairperson of the Board of Directors will be paid a quarterly retainer of $1,500 in recognition of the additional responsibilities and time required in serving in that position.

In addition, each director will be paid a $1,000 meeting fee for each regular meeting and a $1,000 meeting fee for each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also will be paid a $500 meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A director will not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing director education, a Director who attends an Investment Company Institute seminar or conference will receive a $500 attendance fee, limited to one per year.

The section entitled "SUBADVISERS" on page 15 is amended to add the following information:

Peregrine Capital Management, Inc., 800 LaSalle Street, Suite 1850, Minneapolis, Minnesota 55402 serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo Bank Minnesota, N.A. which in turn, is 100% owned by Wells Fargo & Company.

Southeastern Asset Management, Inc. and Wellington Management Company, LLP are now subadvisers to the Aggressive Opportunities Fund.

Artisan Partners Limited Partnership, 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin serves as subadviser to the International Fund. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation. Andrew Ziegler and Carlene Ziegler are the directors of Artisan Investment Corporation and together own 100% of its outstanding voting securities.

All references to Atlanta Capital Management Company, L.L.C., MFS Institutional Advisors, Inc., TCW Investment Management Company, Lazard Asset Management, and
T. Rowe Price International, Inc. are deleted.

The following fee information is added to page 18 for the Growth, Aggressive Opportunities and International Funds:

Growth Fund:

Peregrine Capital Management, Inc.

                                                     First $25 million 0.60%
                                                     Next $25 million  0.48%
                                                     Over $50 million  0.40%

Aggressive Opportunities Fund:

Wellington Management Company, LLP

                                                     First $100 million 0.75%
                                                     Over $100 million  0.65%


Southeastern Asset Management, Inc.

                                                     First $100 million 0.875%
                                                     Over $100 million  0.750%

International Fund:

Artisan Partners Limited Partnership                                    0.70%




                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE